UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2024

Penske Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road,
Bloomfield Hills, Michigan		48302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		248-648-2500

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	PAG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders of Penske Automotive Group, Inc. (the “Company”) was held on May 9, 2024. At the Annual Meeting, all proposals were approved in accordance with the stockholder voting results noted below.

Proposal 1
The thirteen director nominees named in our proxy statement were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal:

NOMINEE	FOR	WITHHELD	NON-VOTES
John Barr	58,228,222	4,806,276	2,283,732
Lisa Davis	62,422,135	612,363	2,283,732
Wolfgang Dürheimer	62,878,730	155,768	2,283,732
Michael Eisenson	62,106,085	928,413	2,283,732
Robert Kurnick, Jr.	61,772,222	1,262,276	2,283,732
Kimberly McWaters	56,799,589	6,234,909	2,283,732
Kota Odagiri	62,256,032	778,466	2,283,732
Greg Penske	61,930,339	1,104,159	2,283,732
Roger Penske	62,473,946	560,552	2,283,732
Sandra Pierce	62,434,057	600,441	2,283,732
Greg Smith	56,462,247	6,572,251	2,283,732
Ronald Steinhart	56,387,559	6,646,939	2,283,732
Brian Thompson	61,527,542	1,506,956	2,283,732
Proposal 2
The proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2024:

FOR	AGAINST	ABSTAIN
65,074,610	224,284	19,336
Proposal 3
The proposal to approve, on an advisory basis, our named executive officer compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
62,053,780	957,049	23,669	2,283,732

Item 8.01 Other Items.

On May 9, 2024, we issued a press release announcing that our Board of Directors declared a quarterly dividend in the amount of $0.96 per share, payable on June 4, 2024 to shareholders of record as of May 20, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 9, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

May 10, 2024	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President